Exhibit 99.2

Supplemental Operating and Financial Data March 31, 2012 (Unaudited) Pasadena, TX 196 licensed beds

Table of Contents 2 CORPORATE Company Information 3 Additional Information 4 Forward-Looking Statements 5 Non-GAAP Information 5 Acquisitions 6 Real Estate Portfolio Summary 7-8 Real Estate Portfolio Diversification 9-11 Top Ten Operators - Owned Portfolio 12 Market Capitalization 13 Lease & Mortgage Loan Receivable Maturity 14 Debt Maturity 15 Financial Data Summary 16-17 Consolidated Statements of Income 18 Consolidated Balance Sheets 19 Funds from Operations 20 Glossary 21-23

Company Information

Company

Founded in 1992, LTC Properties, Inc. is a self-administered real estate investment trust that primarily invests in senior housing and long-term care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in long-term care properties and other health care related properties managed by experienced operators. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, and form of investment. For more information on LTC Properties, Inc., visit the Company's website at www.LTCProperties.com.

Board of Directors

Andre Dimitriadis
Executive Chairman

Wendy Simpson

Edmund King

Timothy Triche, MD

Boyd Hendrickson
Lead Director

Devra Shapiro

Management

Andre Dimitriadis
Executive Chairman

Wendy Simpson
Chief Executive Officer and President

Pam Kessler
Executive Vice President and Chief Financial Officer

Clint Malin
Senior Vice President and Chief Investment Officer

Andy Stokes
Senior Vice President, Marketing & Strategic Planning

Contact Information

Corporate Office
2829 Townsgate Road, Suite 350
Westlake Village, CA 91361

Investor Relations
Investor.Relations@LTCProperties.com
(805) 981-8655

www.LTCProperties.com
(805) 981-8655 phone
(805) 981-8663 fax

CORPORATE

3

4 CORPORATE Additional Information BMO Capital Markets Corp. J.J. B. Hilliard, W.L. Lyons, Inc. JMP Securities, LLC Richard Anderson John Roberts Peter Martin KeyBanc Capital Markets, Inc. RBC Capital Markets Corporation Sandler O'Neill + Partners, L.P. Karin Ford Frank Morgan James Milam Stifel, Nicolaus & Company, Inc. Wells Fargo Securities, LLC Dan Bernstein Todd Stender Analyst Coverage Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of LTC or its management.

5 Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, (including as a result of the Patient Protection and Affordable Care Act of 2010 and the Health Care and Education Reconciliation Act of 2010), changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including EBITDA, normalized EBITDA, FFO, normalized FFO, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 17 and 20 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCProperties.com. CORPORATE

6 Acquisitions: Year 2011 – 2012 REAL ESTATE PORTFOLIO (dollar amounts in thousands) Red Oak, TX 144 licensed beds Crowley, TX 120 licensed beds DATE # OF PROPERTIES ASSET CLASS # BEDS/UNITS LOCATION OPERATOR DATE OF CONSTRUCTION PURCHASE PRICE ANNUAL GAAP REVENUE GAAP Lease Yield 02/28/11 2 OTHER 118 beds/93 units SC Prestige Healthcare 1965-2001 11,450 $ 1,158 $ 10.1% 03/09/11 4 SNF 524 TX Meridian Senior Properties 2007-2008 45,000 (1) 4,722 10.5% (1) 08/01/11 1 SNF 140 TX Senior Care Centers 2008 10,000 1,058 10.5% 10/11/11 1 SNF 196 TX Fundamental 2005 15,500 1,881 11.0% (2) 10/11/11 1 (3) UDP (3) N/A (3) TX Fundamental 2012 (3) 844 - 11.0% (2) 11/01/11 1 SNF 156 CA Traditions Management 1990 17,500 1,814 10.3% Total 2011 10 1,134 beds/93 units $ 100,294 03/23/12 1 SNF 144 TX Senior Care Centers 2002 18,600 $ 2,018 $ 10.8% Total 11 1,278 beds/93 units $ 118,894 (1) GAAP yield assumes a total purchase price of $45,000 which includes $41,000 of cash paid at closing and $4,000 paid on August 31, 2011 (2) GAAP yield assumes $8,250 construction funding as noted in (3) below (3) Acquired a vacant parcel of land in Texas and entered into a commitment to fund the construction of a 120-bed skilled nursing property which will replace an existing 90-bed skilled nursing property

7 Real Estate Portfolio Summary REAL ESTATE PORTFOLIO “Same Property Portfolio” Quality Mix (dollar amounts in thousands) For the Three Months Ended March 31, 2012 Private Pay 62.8% Medicare 12.9% Medicaid 24.3% (1) Quality mix for our skilled nursing portfolio, for the period presented, is 22.8% Private Pay, 26.1% Medicare, and 51.1% Medicaid. Owned Properties Payor Source (1) Quality Mix Real Estate Portfolio Snapshot Three Months Ended March 31, 2012 No. of No. of No. of Gross % of Rental Interest % of No. of SNF ALF ILF Investment Type of Property Investments Investments Income Income Revenues Props Beds Units Units per Bed/Unit Skilled Nursing $ 404,721 51.0% $ 10,224 $ 803 49.2% 89 10,351 - - $39.10 Assisted Living 308,647 38.9% 8,273 641 39.8% 102 - 4,365 - $70.71 Other Senior Housing 67,742 8.5% 1,957 88 9.1% 14 913 330 423 $40.66 Schools 12,229 1.5% 418 - 1.9% 2 - - - Under Development (1) 894 0.1% - - - - - - - Total $ 794,233 100.0% $20,872 $1,532 100.0% 207 11,264 4,695 423 (1) During 2011, we acquired a vacant parcel of land in Texas for $844 and entered into a commitment to fund the construction of a 120-bed skilled nursing property which will replace an existing 90-bed skilled nursing property.

8 “Same Property Portfolio” Statistics (1) Real Estate Portfolio Summary Historical “Same Property Portfolio” SNF Coverage (1) REAL ESTATE PORTFOLIO EBITDAR Coverage EBITDARM Coverage 4Q11 2.06 2.76 3Q11 2.16 2.93 2Q11 2.15 2.91 1Q11 2.11 2.89 (1) Data from property level operator financial statements which are unaduited and have not been independently verified by us. “Same Property Portfolio” Statistics (1) Occupancy EBITDAR Coverage EBITDARM Coverage Owned Properties 4Q11 3Q11 4Q11 3Q11 4Q11 3Q11 Assisted Living (2) 78.7% 77.4% 1.38 1.36 1.60 1.58 Assisted Living (3) 88.5% 87.3% 1.43 1.40 1.68 1.65 Skilled Nursing 78.4% 78.3% 2.06 2.16 2.82 2.93 Other Senior Housing 86.5% 86.8% 1.43 1.48 1.85 1.90 (1) Trailing twelve months through December 31, 2011 and September 30, 2011 property level operator financial statements which are unaudited and have not been independently verified by us. (2) Includes properties leased to Assisted Living Concepts, Inc. (ALC) (3) Excludes properties leased to Assisted Living Concepts, Inc. (ALC)

9 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Owned and Loan Portfolio – Property and Asset Type Diversification Gross Gross Property Type Investment % % Asset Type Investment % Skilled Nursing 89 404,721 $ 51.0% 11,027 $ 49.2% Real Property 740,951 $ 93.3% Assisted Living 102 308,647 38.9% 8,914 39.8% Loans Receivable 53,282 6.7% Other Senior Housing 14 67,742 8.5% 2,045 9.1% Total 794,233 $ 100.0% Schools 2 12,229 1.5% 418 1.9% Under Development (1) - 894 0.1% - - Total 207 794,233 $ 100.0% 22,404 $ 100.0% (1) During 2011, we acquired a vacant parcel of land in Texas for $844 and entered into a commitment to fund the construction of a 120-bed skilled nursing property which will replace an existing 90-bed skilled nursing property. Properties Revenue Three Months Ended March 31, 2012 # of

10 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Owned and Loan Portfolio - State Diversification By Property Type Due to master leases with properties in multiple states, revenue by state is not available. Under Development Properties. See definition in the Glossary. (dollar amounts in thousands) State (1) Gross Investment % Texas 223,245 $ 28.1% Florida 70,150 8.8% Ohio 56,804 7.2% California 51,916 6.5% New Mexico 48,876 6.2% Arizona 41,212 5.2% Virginia 29,052 3.7% Washington 27,920 3.5% Colorado 27,816 3.5% Kansas 20,844 2.6% All Others 196,398 24.7% Total 794,233 $ 100.0% Gross Investment By State

11 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Owned Portfolio – Operator Diversification Operator % % Extendicare REIT and Assisted Living Concepts, Inc 37 88,034 $ 11.9% 10,963 $ 12.9% Brookdale Senior Living Communities, Inc. 35 84,210 11.4% 10,734 12.6% Preferred Care 25 77,206 10.4% 10,588 12.4% Senior Care Centers, LLC 4 57,198 7.7% 6,029 7.1% Meridian Senior Properties Fund II, LP 4 50,841 6.9% 4,742 5.6% Traditions Management 4 48,500 6.5% 5,243 6.1% Skilled Healthcare Group, Inc. 5 40,270 5.4% 4,501 5.3% Sunrise Senior Living 6 37,659 5.1% 4,614 5.4% Ensign Group, Inc. 3 28,496 3.8% 1,596 1.9% Emeritus Corporation 2 28,071 3.8% 2,744 3.2% All Others 46 200,466 27.1% 23,561 27.5% Total 171 740,951 $ 100.0% 85,315 $ 100.0% Annualized GAAP Rent Gross Investment # of Props Gross Investment By Operator

12 Top Ten Operators – Owned Portfolio REAL ESTATE PORTFOLIO Extendicare REIT and Assisted Living Concepts, Inc (TSX: EXE.UN) operates 262 senior care facilities in Canada and in the United States with the ability to serve approximately 28,213 residents. EHSI offers a continuum of health care services, including nursing care, assisted living and related medical specialty services, such as sub-acute care and rehabilitative therapy on an inpatient and outpatient basis. ALC (NYSE: ALC) and its subsidiaries operate 211 residences which include licensed assisted living and independent living residences with capacity for 9,325 residents in 20 states. As of March 31, 2012 the LTC portfolio consisted of 37 assisted living properties in 10 states with a gross investment balance of $88.0 million. Brookdale Senior Living, Inc. (NYSE: BKD) operates 647 independent living, assisted living, and dementia-care communities and continuing care retirement centers, with the ability to serve approximately 67,000 residents. As of March 31, 2012, the LTC portfolio consisted of 35 assisted living properties in 8 states with a gross investment balance of $84.2 million. Preferred Care, Inc. (Privately held) operates 67 facilities comprised of skilled nursing, assisted living, and independent living facilities, as well as 5 specialty care facilities, in 10 states. As of March 31, 2012, the LTC portfolio consisted of 23 skilled nursing and 2 other senior housing properties in 6 states with a gross investment balance of $77.2 million. They also operate 1 skilled nursing facility under a sub-lease with another lessee we have which is not included in the Preferred Care rental revenue. Skilled Healthcare Group (NYSE: SKH) is a holding company with subsidiaries that operate skilled nursing facilities, assisted living facilities, a rehabilitation therapy business, and a hospice business. Skilled Healthcare operates in 8 states, including 74 skilled nursing facilities and 23 assisted living facilities. As of March 31, 2012, the LTC portfolio consisted of 5 skilled nursing properties in 1 state with a gross investment balance of $40.3 million. Meridian Senior Properties Fund II, LP (Privately held) acquires and develops independent living, assisted living and skilled nursing facilities and (owns or leases) 10 skilled nursing facilities and one assisted living facility, all located in Texas. They are currently developing two new skilled nursing facilities. As of March 31, 2012, the LTC portfolio consisted of 4 skilled nursing properties in 1 state with a gross investment balance of $50.8 million which includes $6.0 million of earn-out liabilities. Sunrise Senior Living (NYSE: SRZ) operates 311 communities in the United States, Canada and the United Kingdom, with a total capacity of approximately 31,000 units. Sunrise offers a full range of personalized senior living services, including independent living, assisted living, care for individuals with Alzheimer’s disease and other forms of memory loss, as well as Nursing and Rehabilitative services. As of March 31, 2012, the LTC portfolio consisted of 6 assisted living properties in 2 states with a gross investment balance of $37.7 million. Traditions Management (Privately held) operates 10 independent living, assisted living, and skilled nursing facilities in 4 states. As of March 31, 2012, the LTC portfolio consisted of 3 skilled nursing and 1 other senior housing properties in 3 states with a gross investment balance of $48.5 million. They also operate 2 skilled nursing properties under a sub-lease with Preferred Care, Inc. which is not included in the Traditions Management rental revenue. Senior Care Centers, LLC (Privately held) provides skilled nursing care, Alzheimer's care, assisted living, and independent living services in 37 facilities exclusively in Texas. As of March 31, 2012, the LTC portfolio consisted of 4 skilled nursing properties in 1 state with a gross investment balance of $57.2 million. They also operate 4 skilled nursing properties under a sub-lease with Meridian Senior Properties Fund II, LP which is not included in the Senior Care Centers, LLC rental revenue. The Ensign Group (NASDAQ: ENSG) provides skilled nursing and assisted living services, physical, occupational and speech therapies, home health and hospice services, and other rehabilitative and healthcare services for both long-term residents and short-stay rehabilitation patients at 106 facilities in 10 states. As of March 31, 2012, the LTC portfolio consisted of 3 skilled nursing properties in 1 state with a gross investment balance of $28.5 million. Emeritus Senior Living (NYSE:ESC) is a national public provider of independent living, assisted living, and Alzheimer's services. The company operates 485 communities representing capacity for approximately 35,703 residents in 38 states. As of March 31, 2012, the LTC portfolio consisted of 2 assisted living properties in 1 state with a gross investment balance of $28.1 million.

13 Market Capitalization Includes amortization of debt issue cost. Includes letter of credit fees. Non-traded shares. Two million shares outstanding with a face rate of 8.5% and a liquidation value of $19.25 per share, convertible into common stock on a one-for-one basis. Our Series C preferred stock are not redeemable by us. Traded on NYSE. Closing price of our common stock as reported by the NYSE on March 30, 2012, the last trading of first quarter 2012. FINANCIAL (In thousands, except per share amounts and number of shares) Capitalization Bank borrowings - LIBOR + 150 bps 73,000 $ Senior unsecured notes -weighted average rate 5.24% (1) 100,000 Bonds payable - weighted average rate 2.17% (2) 2,635 Total debt 175,635 14.8% No. of shares Preferred stock -Series C (3) 38,500 3.2% Common stock (4) 30,411,774 32.00 $ (5) 973,177 82.0% Non-controlling interest 407 0.0% Total equity 1,012,084 85.2% 1,187,719 $ 100.0% Debt to Market Cap Debt & Preferred to Market Cap At March 31, 2012 Debt 14.8% 18.0% Equity Closing Price Market Capitalization Capitalization Common Stock, 82.0% Total Debt, 14.8% Preferred Stock, 3.2% Non-controlling interest, 0.0%

14 Lease and Mortgage Loan Receivable Maturity LTC’s investment portfolio has a long-term weighted roll-over maturity schedule. Over 77% of the portfolio has lease expirations beyond 2017. Over 22% of outstanding mortgage loans mature after 2017. FINANCIAL Investment Portfolio Maturity Schedule (as a % of total gross owned investment and mortgage loans outstanding) (dollar amounts in thousands) Year % of Total % of Total % of Total 2012 $ 1,244 1.4% $ 382 7.7% $ 1,626 1.8% 2013 987 1.1% 1,912 38.2% 2,899 3.2% 2014 12,951 15.2% 849 17.0% 13,800 15.4% 2015 2,243 2.6% 269 5.4% 2,512 2.8% 2016 2,129 2.5% 26 0.5% 2,155 2.4% 2017 1,599 1.9% 627 12.6% 2,226 2.4% 2018 10,207 12.0% 803 16.1% 11,010 12.2% 2019 1,596 1.9% 123 2.5% 1,719 1.9% Thereafter 52,359 61.4% - - 52,359 57.9% Total $ 85,315 100.0% $ 4,991 100.0% $ 90,306 100.0% (1) Reflects annualized contract rate of interest for loans, net of collectibility reserves, if applicable. Rental Revenue and Interest Income Maturity Annualized GAAP Rental Income Interest Income (1) Total Rental and Interest Income

15 Debt Maturity (in thousands) FINANCIAL (in thousands) $ - $ - $ 600 $ 600 - 4,167 635 4,802 73,000 29,166 1,400 103,566 - 16,667 - 16,667 - 14,167 - 14,167 - 14,167 - 14,167 - 11,666 - 11,666 - 10,000 - 10,000 $ 73,000 $ 100,000 $ 2,635 $ 175,635 (1) Year 2018 2013 2014 Unsecured Line of Credit Senior Unsecured Notes (1) Bonds Payable (1) Total 2015 Total 2016 2017 Reflects scheduled principal payments for amortizing of debt. Thereafter 2019

16 Financial Data Summary FINANCIAL (dollar amounts in thousands) 12/31/09 12/31/10 12/31/11 12/31/11 3/31/12 Net Real Estate Assets $444,163 $515,983 $599,916 $599,916 $611,643 Total Assets 490,593 561,264 647,097 647,097 658,604 Total Debt 25,410 91,430 159,200 159,200 175,635 Total Liabilities 36,280 103,742 178,387 178,387 193,228 Preferred Stock 186,801 126,913 38,500 38,500 38,500 Total Equity 454,313 457,522 468,710 468,710 465,376 Debt to book capitalization ratio 5.3% 16.7% 25.3% 25.3% 27.4% Debt & Preferred Stock to book capitalization ratio 44.2% 39.8% 31.5% 31.5% 33.4% Debt to market capitalization ratio 3.0% 9.5% 14.0% 14.0% 14.8% Debt & Preferred Stock to market capitalization ratio 25.1% 23.0% 17.4% 17.4% 18.0% Debt to Normalized EBITDA 0.4x 1.4x 2.1x 8.0x 8.7x Normalized interest coverage ratio 25.4x 24.5x 11.8x 10.0x 9.9x Normalized fixed charge coverage ratio 3.5x 4.0x 6.4x 7.1x 7.1x For the Year Ended Balance Sheet and Coverage Ratios For the Quarter Ended

Financial Data Summary

(dollar amounts in thousands)

Reconcilation of Normalized EBITDA and Fixed Charges

	For the Year Ended			For the Quarter Ended	
	12/31/09	12/31/10	12/31/11	12/31/11	3/31/12
Net income	$ 44,360	$ 46,053	$ 49,443	$ 12,604	$ 12,932
Less: Gain on sale	-	(310)	-	-	(16)
Add: Interest expense	2,418	2,653	6,434	1,993	2,033
Add: Depreciation and amortization (including discontinued operations)	14,822	16,109	19,623	5,141	5,167
EBITDA	61,600	64,505	75,500	19,738	20,116
(Deduct)/Add back:					
Non-cash interest related to earn-out liability	-	-	464	110	110
Non-recurring one-time charge	(198)	467	-	-	-
Normalized EBITDA	**$ 61,402**	**$ 64,972**	**$ 75,964**	**$ 19,848**	**$ 20,226**
Interest expense	**$ 2,418**	**$ 2,653**	**$ 6,434**	**$ 1,993**	**$ 2,033**
Preferred stock dividend	15,141	13,662	5,512	818	818
Fixed Charges	**$ 17,559**	**$ 16,315**	**$ 11,946**	**$ 2,811**	**$ 2,851**

Non-Cash Rental Revenue Components

	1Q12 (1)	2Q12 (1)	3Q12 (1)	4Q12 (1)	1Q13
Straight-line rent	$ 647	$ 679	$ 673	$ 664	$ 459
Amort of lease inducement	(165)	(165)	(165)	(165)	(165)
Net	$ 482	$ 514	$ 508	$ 499	$ 294

(1) Projections based on current in-place leases, assuming no modification or replacement of existing leases and no new leased investments are added to our portfolio.

FINANCIAL 17

Consolidated Statements of Income 18 FINANCIAL (dollar amounts in thousands, except per share amounts, unaudited) 2012 2011 Revenues Rental income 20,872 $ 18,182 $ Interest from mortgage loans 1,532 1,656 Interest and other income 236 415 Total revenues 22,640 20,253 Expenses Interest expense 2,033 1,104 Depreciation and amortization 5,167 4,432 Acquisition costs 41 130 Operating and other expenses 2,452 2,314 Total expenses 9,693 7,980 Income from continuing operations 12,947 12,273 Discontinued operations: Loss from discontinued operations (31) (119) Gain on sale of assets, net 16 - Net loss from discontinued operations (15) (119) Net income 12,932 12,154 Income allocated to non-controlling interests (11) (48) Net income attributable to LTC Properties, Inc. 12,921 12,106 Income allocated to participating securities (94) (89) Income allocated to preferred stockholders (818) (6,624) Net income available to common stockholders 12,009 $ 5,393 $ Basic earnings per common share: $0.40 $0.20 Diluted earnings per common share: $0.40 $0.20 Weighted average shares used to calculate earnings per common share Basic 30,189 26,310 Diluted 30,234 26,340 Three Months Ended March 31,

Consolidated Balance Sheets

(amounts in thousands)

	March 31, 2012 (unaudited)	December 31, 2011
ASSETS		
Real estate investments:		
Land	$ 58,462	$ 57,059
Buildings and improvements	676,851	659,453
Accumulated depreciation and amortization	(181,063)	(175,933)
Net operating real estate property	554,250	540,579
Properties held-for-sale, net of accumulated depreciation and amortization: 2012 - $613; 2011 - $2,263	5,025	6,256
Net real estate property	559,275	546,835
Mortgage loans receivable, net of allowance for doubtful accounts: 2012 - $941; 2011 - $921	52,368	53,081
Real estate investments, net	611,643	599,916
Other assets:		
Cash and cash equivalents	3,297	4,408
Debt issue costs, net	2,146	2,301
Interest receivable	1,303	1,494
Straight-line rent receivable, net of allowance for doubtful accounts: 2012 - $688; 2011 - $680	24,411	23,772
Prepaid expenses and other assets	7,604	7,851
Other assets related to properties held-for-sale, net of allowance for doubtful accounts: 2012 - $839; 2011 - $839	52	53
Notes receivable	1,662	817
Marketable securities	6,486	6,485
Total assets	**$ 658,604**	**$ 647,097**

	March 31, 2012 (unaudited)	December 31, 2011
LIABILITIES		
Bank borrowings	$ 73,000	$ 56,000
Senior unsecured notes	100,000	100,000
Bonds payable	2,635	3,200
Accrued interest	1,379	1,356
Earn-out liabilities	6,414	6,305
Accrued expenses and other liabilities	9,698	11,314
Accrued expenses and other liabilities related to properties held-for-sale	102	212
Total liabilities	193,228	178,387
EQUITY		
Preferred stock (1)	38,500	38,500
Common stock (2)	304	303
Capital in excess of par value	506,700	507,343
Cumulative net income	685,664	672,743
Other	186	199
Cumulative distributions	(766,385)	(752,340)
Total LTC Properties, Inc. stockholders' equity	464,969	466,748
Non-controlling interests	407	1,962
Total equity	465,376	468,710
Total liabilities and equity	**$ 658,604**	**$ 647,097**

(1) Preferred stock $0.01 par value; 15,000 shares authorized; shares issued and outstanding: 2012 - 2,000; 2011 - 2,000
(2) Common stock $0.01 par value; 45,000 shares authorized; shares issued and outstanding: 2012 - 30,412; 2011 - 30,346

FINANCIAL

19

Funds from Operations

(dollar amounts in thousands, except per share amounts))

FFO Reconciliation

	Three Months Ended March 31, 2012	Three Months Ended March 31, 2011
Net income available to common stockholders	$ 12,009	$ 5,393
Add: Depreciation and amortization (continuing and discontinued operations)	5,167	4,521
Less: Gain on sale of assets, net	(16)	-
FFO available to common stockholders	**17,160**	**9,914**
Add: Preferred stock redemption charge	-	3,566 (1)
Add: Preferred stock redemption dividend	-	472 (2)
Add: Non-cash interest related to earn-out liabilities	110	-
Normalized FFO available to common stockholders	**17,270**	**13,952**
Less: Non-cash rental income	(482)	(606)
Normalized adjusted FFO (AFFO)	**16,788**	**13,346**
Add: Non-cash compensation charges	452	358
Normalized funds available for distribution (FAD)	**$ 17,240**	**$ 13,704**
Diluted FFO available to common stockholders per share	$0.56	$0.38
Diluted normalized FFO available to common stockholders per share	**$0.56**	**$0.52**
Diluted normalized AFFO per share	$0.55	$0.50
Diluted normalized FAD per share	$0.56	$0.51

(1) Represents the original issue costs related to the redemption of the remaining Series F preferred stock.
(2) Represents the dividends on the Series F preferred stock up to the redemption date.

FINANCIAL

20

Glossary

Adjusted Funds From Operations ("AFFO"): FFO excluding the effects of non-cash rental income.

Assisted Living Properties ("ALF"): Senior housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs.

Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year.

EBITDA: Earnings before interest, taxes, depreciation and amortization.

EBITDAR Coverage: From the operator financial statements, the trailing twelve month's earnings before interest, taxes, depreciation, amortization, and rent divided by the operator's contractual lease rent. Management fees are imputed at 5% of revenues.

EBITDARM Coverage: From the operator financial statements, the trailing twelve month's earnings before interest, taxes, depreciation, amortization, rent and management fees divided by the operator's contractual lease rent.

Funds Available for Distribution ("FAD"): FFO excluding the effects of non-cash rental income and non-cash compensation charges.

Funds From Operations ("FFO"): As defined by the National Association of Real Estate Investment Trusts ("NAREIT"), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

GAAP Lease Yield: GAAP rent divided by the purchase price.

GAAP Rent: Total rent we will receive as a fixed amount over the life of the lease and recognized evenly over that life. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income.

Gross Investment: Original price paid for an asset plus capital improvements funded by LTC Properties, Inc. ("LTC"), without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value.

Independent Living Properties ("ILF"): Senior housing properties offering numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or senior apartments.

Interest Income: Represents interest income from mortgage loans.

21

GLOSSARY

22 GLOSSARY Glossary Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at a senior housing property. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time. Net Real Estate Assets: Gross investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”). Non-cash rental income: Straight-line rental income and amortization of lease inducement. Non-cash compensation charges: Vesting ex pense relating to stock option s and restricted stock. Normalized AFFO: FFO adjusted for non-recurring, infrequent or unusual items and excludes the non-cash rental income. Normalized FAD: FFO adjusted for non-recurring, infrequent or unusual items and excludes the non - cash rental income and non-cash compensation charges. Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items. Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time. Operator Financial Statements: Property level operator financial statements are unaudited and have not been independently verified by us. Other Senior Housing: Senior housing properties consisting of independent living properties and properties providing any combination of skilled nursing, assisted living and/or independent living services. Private Pay: Private pay includes private insurance, HMO, VA, and other payors. Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at theme asurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date t o allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale). Quality Mix: LTC revenue by operator underlying payor source for the quarter presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us. Rental Income: Represents GAAP rent net of amortized lease inducement cost from continuing and discontinued operations.

23 GLOSSARY Glossary Same Property Portfolio ( “SPP”) : Same property statistics allow management to evaluate the performance of LTC’s leased property portfolio under a consistent population, which eliminates the changes in the composition of our portfolio of properties. We identif your same property portfolio as stabilized properties that are, and remained, in operations for the duration of the quarter - over quarter comparison periods presented. Accordingly, it takes a stabilized property a minimum of 12 months in operations to be included in our same property portfolio. Schools: An institution for educating students which include private and charter schools. Private schools are not administered by local, state or national governments; therefore, funded in whole or part by student tuition rather than government funded. Charter schools provide an alternative to the traditional public school. Charter schools are generally autonomous entities authorized by the state or locality to conduct operations independent from the surrounding public school district. Laws vary by state, but generally charters are granted by state boards of education either directly or in conjunction with local school districts or public universities. Operators are granted charters to establish and operate schools based on the goals and objectives set forth in the charter. Upon receipt of a charter, schools receive an annuity from the state for each student enrolled. Skilled Nursing Properties (“SNF”): Senior housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNF s provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub - acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs. Stabilized: Newly acquired operating assets are generally considered stabilized at the earlier of lease - up (typically when occupancy reaches 80% at a SNF or 90% at an ALF) or 12 months from the acquisition date. Newly completed developments, including redevelopments, major renovations, and property additions, are considered stabilized at the earlier of lease - up or 24 months from the date the property is placed in service. Under Development Properties (“UDP”): Development project s to construct senior living properties.